UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2004

                        WORLDWIDE WIRELESS NETWORKS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA

                                     ------
                 (State or other jurisdiction of incorporation)

           0-27989                                        88-0286466
           -------                                        ----------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

         770 The City Drive South, Suite 3700, Orange, California 92868
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 917-2468

                                 Not Applicable

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   (Former name, former address and former fiscal year, if changed since last report)

                  Total number of pages in this document:     4
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                              TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT. . . . . . . . . . . . . . . .  1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS. . . . . . . . . . . . . .  1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP. . . . . . . . . . . . . . . . . . .  1

ITEM 4.   CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT. . . . . . . . . .  1

ITEM 5.   OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . . . . .  2

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT
                          OF NEW DIRECTORS. . . . . . . . . . . . . . . .  2

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS . . . . .  2

SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

ITEM 1.    CHANGES IN CONTROL OF

           Not Applicable

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           Not Applicable

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Not Applicable

ITEM 4.    CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On February 10, 2004, Worldwide Wireless Networks, Inc. ("Company") dismissed Chisholm & Associates ("Chisholm") the principal accountants previously engaged to audit the Company's financial statements and retained Chisholm, Bierwolf &
                                                         --------------------
Nilson, LLC ("Bierwolf") as the principal auditors to replace Chisholm. The
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Company's board of directors approved the change of accountants from Chisholm to
Bierwolf.

The audit reports of Chisholm on the Company's financial statements for the fiscal years ending December 31, 2002 and December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 2002 and December 31, 2001 including the subsequent interim periods since engagement through February 10, 2004, the date of dismissal, the Company had no disagreements with Chisholm with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Chisholm to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending December 31, 2002 and December 31, 2001 including the subsequent interim periods since engagement through February 10, 2004, the date of Chisholm's dismissal, and prior to the appointment of Bierwolf, the Company (or anyone on its behalf) did not consult with Bierwolf regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Bierwolf in respect to these matters during the time periods detailed herein.

The Company provided Chisholm with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Chisholm furnish the Company with a letter to the Commission stating whether Chisholm agrees with the above statements. A copy of that letter dated February 26, 2004 is filed as an Exhibit to this Form 8-K.


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ITEM 5.   OTHER EVENTS

          Not  Applicable

ITEM  6.  RESIGNATION  OF  DIRECTORS  AND  APPOINTMENT  OF  NEW  DIRECTORS

          Not Applicable.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIALS  &  EXHIBITS

          (a)  Financial Statements of Business Acquired

               Not  Applicable.

          (b)  Pro Forma Financial Information

               Not  Applicable.

          (c)  Exhibits

               The following exhibit is included as part of this report:

               EXHIBIT      PAGE
               NO.          NO.     DESCRIPTION

               99.10        4       Letter from Chisholm stating that it has
               reviewed the Form 8-K and has no objection to the statements made within this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       WORLDWIDE WIRELESS NETWORKS, INC.
                                       ---------------------------------
                                                 (Registrant)

                                       Date:  February 24, 2004

                                          /s/
                                       -------------------------------------
                                       John Wolfe, Disbursing Agent for
                                       Worldwide Wireless Networks, Inc. Debtor
                                       in Possession


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